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                                                                    EXHIBIT 99.1

                                    AGREEMENT

     Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of the shares of Common Stock of Prime Group Realty Trust., and that all subsequent amendments to this statement on Schedule 13D, shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements.

     EXECUTED as a sealed instrument this 13th day of July, 2001.

                              Special K Capital Offshore Master Fund (U.S.
                              Dollar), L.P.

                              By: /S/ ROBERT T. NEEDHAM
                                  ----------------------
                                  K Capital Partners, LLC, General Partner
                                  By: Harwich Capital Partners, LLC, its
                                  Managing Member
                                  By: Robert T. Needham, its Chief
                                  Administrative Officer


                              K Capital Offshore Master Fund (U.S. Dollar), L.P.

                              By: /S/ ROBERT T. NEEDHAM
                                  ----------------------
                                  K Capital Partners, LLC, General Partner
                                  By: Harwich Capital Partners, LLC, its
                                  Managing Member
                                  By: Robert T. Needham, its Chief
                                  Administrative Officer


                              K Capital Partners, LLC

                              By: /S/ ROBERT T. NEEDHAM
                                  ----------------------
                                  Harwich Capital Partners, LLC, its
                                  Managing Member
                                  By: Robert T. Needham, its Chief
                                  Administrative Officer


                              Harwich Capital Partners, LLC

                              By: /S/ ROBERT T. NEEDHAM
                                  ----------------------
                                  Robert T. Needham, its Chief
                                  Administrative Officer



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                                  /S/ THOMAS KNOTT
                                  ----------------------
                                  Thomas Knott



                                  /S/ ABNER KURTIN
                                  ----------------------
                                  Abner Kurtin